SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON DC  20549

                                  FORM 8-K/A



               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                         Date of Report: October 9, 2001
                        ---------------------------------
                        (Date of earliest event reported)




                            VEREX LABORATORIES, INC.
              -----------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter




           Colorado                  0-11232                 84-0580695
    ------------------------    ---------------------    -------------------
    (State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                          Identification No.)




         14 Inverness  Drive East, D-100, Englewood, Colorado 80112
         ----------------------------------------------------------
           (Address and Zip Code of Principal Executive Offices)




      Registrant's telephone number including area code: (303) 799-4499
                                                         --------------


                              (Not Applicable)
        ------------------------------------------------------------
        Former name or former address, if changed since last report)

                          VEREX LABOATORIES, INC.

                            AMENDMENT NO.1
                                  TO
                              FORM 8-K/A
                            CURRENT REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 9, 2001, Verex Laboratories, Inc. (Registrant) dismissed Balukoff Lindstrom & Co., P.A. ("BL&Co.") as Registrant's principal accountant and engaged the services of KPMG LLP. BL&Co. was Registrant's auditor for the years ended June 30, 1999 and June 30,- 2000.

The decision to dismiss BL&Co. was approved by unanimous written consent of the Board of Directors of the Registrant on September 18, 2001. BL&Co.'s report on the financial statements of the Registrant for the years ended June 30, 1999 and June 30, 2000 were unqualified.

There have been no disagreements or reportable events between BL&Co. and Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the prior two years ended June 30, 1999 and June 30, 2000 and subsequent interim period through October 9, 2001 . The term "disagreement" is utilized in accordance with
Item 304 of Regulation S-K.

Registrant provided BL&Co. with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that BL&Co. furnish it with a letter, addressed to the Securities and Exchange Commission, indicating that it agrees with the statements contained in this Current Report on Form 8-K and, if it does not agree, indicating the statements with which it does not agree. BL&Co. provided such letter dated October 9, 2001, stating that they agreed with the statements made in the disclosure set out in Item 4 of this Form 8-K, copy of which letter is attached hereto as Exhibit 16.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Listed below are the exhibits filed as a part of this report.

      EXHIBITS:

      Exhibit
      Number     Description                  	Location
      -------    -----------                  	--------

      16         Amended Accountant's Letter   Filed herewith electronically

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)                     VEREX LABORATORIES, INC.



BY(Siganture)                    By:  /s/ Patrick Bols
(Date)                           October 23, 2001
(Name and Title)                 Patrick Bols, President